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                                                                   EXHIBIT 10.14
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                              NCS HEALTHCARE, INC.
                                   AS BORROWER

                            THE LENDERS NAMED HEREIN
                                   AS LENDERS

                                    NBD BANK
                               NATIONAL CITY BANK
                                  AS CO-AGENTS

                                       AND

                          KEYBANK NATIONAL ASSOCIATION
                                  AS A LENDER,
               THE SWING LINE LENDER, THE LETTER OF CREDIT ISSUER
                           AND AS ADMINISTRATIVE AGENT


                              ---------------------

                                 AMENDMENT NO. 1
                                   DATED AS OF
                                  JULY 13, 1998
                                       TO
                                CREDIT AGREEMENT
                                   DATED AS OF
                                  JUNE 1, 1998
                              ---------------------










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                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of July 13, 1998 ("THIS AMENDMENT"), among the following: (i) NCS HEALTHCARE, INC., a Delaware corporation (herein, together with its successors and assigns, the "BORROWER");
(ii) the Lenders party hereto; (iii) NBD BANK and NATIONAL CITY BANK, as Lenders and as Co-Agents; and (iv) KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, the Letter of Credit Issuer, and as the Administrative Agent under the Credit Agreement:

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders named therein, the Swing Line Lender and the Administrative Agent entered into the Credit Agreement, dated as of June 1, 1998 (as in effect immediately prior to the effective date of this Amendment, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The Borrower, the Lenders party hereto and the Administrative Agent desire to increase the Total General Revolving Commitment under the Credit Agreement from $150,000,000 to $245,000,000, and to amend certain of the other terms of the Credit Agreement, all as more fully set forth below. Contemporaneously herewith, the Borrower is terminating the Bridge Facility Agreement and prepaying in full all loans outstanding thereunder.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1.        AMENDMENTS.

         1.1. COMMITMENTS. Effective on July 13, 1998, the Total General Revolving Commitment under the Credit Agreement is increased from $150,000,000 to $245,000,000 and Annex I to the Credit Agreement is amended and restated to read in its entirety as set forth in Annex I to this Amendment.

         1.2. OTHER AMENDMENTS. (a) The phrase ", the Security Documents" is added to the definition of the term Credit Documents in section 1.1 of the Credit Agreement after the phrase "the Subsidiary Guaranty" which is contained in such definition.

         (b) There being no possibility at this time of any termination of the Total Commitment pursuant to section 4.3(a) of the Credit Agreement, such section 4.3(a) is deleted from the Credit Agreement.

         (c) A new section 8.14 is added to the Credit Agreement, reading as follows:

                  8.14. CERTIFIED RESOLUTIONS, ETC. In light of the increase in the Total General Revolving Commitment hereunder from $150,000,000 to $245,000,000, pursuant to Amendment No. 1 to Credit Agreement, dated as of July 13, 1998, and the termination of the entire $50,000,000 principal amount of the Bridge Facility Agreement, both of which became effective July 13, 1998, the Borrower will, prior to the earlier of (x) July 31, 1998, or (y) any Credit Event which would result in the sum of the Letter of Credit Outstandings and the aggregate Loans



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         outstanding hereunder exceeding $200,000,000, deliver to the
         Administrative Agent, in sufficient quantities for the Lenders, (i) certified resolutions of the Board of Directors of the Borrower authorizing the increase of the Total General Revolving Commitment hereunder from $150,000,000 to $245,000,000, and (ii) an opinion of Calfee, Halter & Griswold LLP, special counsel to the Borrower, addressed to the Administrative Agent and the Lenders, as to the due authorization, execution, delivery, binding effect and enforceability of such Amendment No. 1 and as to such other matters incident to such Amendment No. 1 as the Administrative Agent may reasonably request.

         SECTION 2.        REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows: (a) this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms; (b) the representations and warranties of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made; (c) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default; and (d) the Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.

         SECTION 3.        RATIFICATIONS.

         Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         SECTION 4.        BINDING EFFECT.

         This Amendment shall become effective on July 13, 1998 if the following conditions shall have been satisfied on and as of such date:

                  (a) this Amendment shall have been executed by the Borrower, the Lenders and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent;

                  (c) the Administrative Agent shall have been notified by each of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this

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Amendment to each Lender and the Borrower.

         SECTION 5.        MISCELLANEOUS.

         5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.8. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

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         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

- ----------------------------------------------------------- --------------------------------------------------------
NCS HEALTHCARE, INC.                                           KEYBANK NATIONAL ASSOCIATION,
                                                                  INDIVIDUALLY AS A LENDER, THE SWING LINE
                                                                  LENDER, THE LETTER OF CREDIT ISSUER, AND
BY: /s/ Gerald D. Stethem                                         AS ADMINISTRATIVE AGENT
   --------------------------------
         CHIEF FINANCIAL OFFICER

                                                            BY: /s/ Thomas J. Purcell
                                                               -----------------------------------
                                                                     VICE PRESIDENT
- --------------------------------------------------------------------------------------------------------------------

NBD BANK,                                                   NATIONAL CITY BANK,
      AS A LENDER AND AS CO-AGENT                                 AS A LENDER AND AS CO-AGENT


BY: /s/ Winifred S. Pinet                                   BY: /s/ Chris Thornton
   --------------------------------                            -----------------------------------
         FIRST VICE PRESIDENT                                        VICE PRESIDENT
- --------------------------------------------------------------------------------------------------------------------

BANK ONE, NA                                                FIRST UNION NATIONAL BANK


BY: /s/ Jan Petrik                                          BY: /s/ T.L. James
   --------------------------------                            -----------------------------------
         VICE PRESIDENT                                              VICE PRESIDENT
- --------------------------------------------------------------------------------------------------------------------

COMERICA BANK                                               MELLON BANK, N. A.


BY: /s/ Craig F. Durno                                      BY: Colleen McCullum
   --------------------------------                            -----------------------------------
         VICE PRESIDENT                                         Asst. VICE PRESIDENT
- --------------------------------------------------------------------------------------------------------------------

HARRIS TRUST AND SAVINGS BANK                               STAR BANK, N. A.


BY: /s/ Stan C. Rosendahl                                   BY: /s/ W. Gregory Schmid
   --------------------------------                            -----------------------------------
         VICE PRESIDENT                                         Asst. VICE PRESIDENT
- --------------------------------------------------------------------------------------------------------------------

AMSOUTH BANK                                                BANK HAPOALIM B. M.,
                                                                 CHICAGO BRANCH

BY: /s/ Shannon O. Clark
   --------------------------------                         BY:  Azarya D. Ressler
         VICE PRESIDENT                                        -----------------------------------
                                                                      VICE PRESIDENT

                                                            AND: Thomas S. Hepperle
                                                                 ---------------------------------
                                                                      VICE PRESIDENT
- --------------------------------------------------------------------------------------------------------------------


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